NEWS RELEASE

CONTACTS:
Meghan Cox
Manager
Corporate Communications
T – (412) 433-6777
E – mmcox@uss.com

Kevin Lewis
General Manager
Investor Relations
T – (412) 433-6935
E – klewis@uss.com

FOR IMMEDIATE RELEASE

UNITED STATES STEEL CORPORATION PROVIDES THIRD QUARTER 2019 GUIDANCE

PITTSBURGH, September 18, 2019 – Today, United States Steel Corporation (NYSE: X) provided third quarter 2019 guidance.

We expect third quarter 2019 adjusted EBITDA to be approximately $115 million, which excludes approximately $53 million of estimated third quarter impacts from the December 24, 2018 fire at our Clairton coke making facility and estimated restructuring charges. We expect third quarter 2019 adjusted diluted loss per share to be approximately ($0.35).

Adjusted EBITDA Commentary

The positive flat-rolled steel market indicators experienced earlier this summer have softened after a brief recovery in steel selling prices. The impact of falling steel prices through the second quarter, combined with the impact of a larger than expected drop in scrap prices on market sentiment, is expected to negatively impact Flat-rolled earnings in the second half of the year. As a result, our current assessment of the Flat-rolled segment suggests two blast furnaces will remain idled through at least the end of the year. Based on the continued idling of our two U.S. blast furnaces and current demand forecasts, we now expect full year Flat-rolled shipments to third party customers to be approximately 10.7 million tons. We will continue to evaluate our footprint to best match our production with our order book.

In Europe, market conditions have continued to deteriorate, as the dislocation between steel selling prices and raw material costs continues to result in significant margin compression. Based on current market conditions and the continued high level of steel imports into Europe, we do not expect to restart the currently idled blast furnace this year. As a result, we reiterate our full year shipment guidance of approximately 3.6 million tons.

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www.ussteel.com
United States Steel Corporation

NEWS RELEASE We also continue to execute our labor productivity strategy at U. S. Steel Europe, which includes a headcount reduction of 2,500 by the end of 2021. To date, we have eliminated approximately 1,800 positions. We expect our Tubular segment to remain under pressure for the remainder of the year as market conditions have turned negative and import levels remain high. Weaker demand for oil country tubular goods product, which has reduced our full year shipment expectation to approximately 0.7 million tons, and lower selling prices for seamless and welded pipe, are expected to have a significantly negative impact on earnings in the second half of the year. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 3Q 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (100) Estimated income tax benefit (45) Estimated net interest and other financial costs 49 Estimated depreciation, depletion and amortization 158 Projected EBITDA included in guidance $ 62 Estimated third quarter adjustments 53 Projected adjusted EBITDA included in guidance $ 115 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET LOSS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Loss Attributable to U. S. Steel Included in Guidance 3Q 2019 Projected net loss attributable to United States Steel Corporation included in guidance $ (100) Estimated third quarter adjustments 1 41 Projected adjusted net loss attributable to United States Steel Corporation included in guidance $ (59) Reconciliation to Projected Adjusted Diluted Net Loss Per Share Included in Guidance 3Q 2019 Projected diluted net loss per share included in guidance $ (0.59) Estimated third quarter adjustments 1 0.24 Projected adjusted diluted net loss per share included in guidance $ (0.35) 1 These adjustments have been tax effected. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the financial effects of the December 24, 2018 Clairton coke making facility fire and other adjustments that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of the December 24, 2018 Clairton coke making facility fire and other adjustments that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2019-025 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com